EXHIBIT 99.1
                                                                    ------------

                                                       One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel     650/312.2000
                                                       franklintempleton.com
[LOGO OMITTED]
--------------------------------------------------------------------------------
Contact:    Franklin Resources, Inc.
            Investor Relations: Alan Weinfeld (650) 525-8900
            Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com
--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

            FRANKLIN RESOURCES, INC. ANNOUNCES SECOND QUARTER RESULTS


     SAN MATEO, CA, APRIL 22, 2004 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $172.8 million, or $0.68 per share diluted on revenues of $874.6 million for the quarter ended March 31, 2004. The results for the quarter ended March 31, 2004 include a charge to income of $60.0 million ($45.6 million, net of taxes), which represents  the  costs  that  can be  currently  estimated  related  to  ongoing governmental  investigations  of the  company  as  previously  disclosed  in the
Statement on Current Industry Issues on the company website at franklintempleton.com. The results for the quarter also include an insurance recovery of $30.3 million ($18.3 million, net of taxes) related to the September 11, 2001 terrorist attacks. Net income was $172.3 million, or $0.69 per share diluted, on revenues of $806.2 million in the preceding quarter. In the comparable quarter a year ago, net income was $109.6 million, or $0.43 per share diluted on revenues of $613.1 million. Operating income increased 1% this quarter over the prior quarter and increased 61% over the same quarter in the prior year.

     As of March 31, 2004, assets under management by the company's subsidiaries were $351.6 billion, as compared to $336.7 billion last quarter and $252.4 billion at this time last year. Simple monthly average assets under management during the current quarter were $345.7 billion compared to $318.7 billion in the preceding quarter and $255.1 billion in the same quarter a year ago. Equity assets now comprise 55% of total assets under management as compared to 54% last quarter and 47% at March 31, 2003. Fixed-income assets now comprise 28% of total assets under management as compared to 29% last quarter and 36% at the same time last year. As of March 31, 2004, hybrid/balanced assets account for 15% of total assets under management and remained unchanged from last quarter and the comparable quarter a year ago. Sales exceeded redemptions by $6.5 billion for the current quarter compared to $7.4 billion for the prior quarter and $2.5 billion for the comparable quarter a year ago.

FISCAL SECOND QUARTER 2004 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1,/2

(See important footnotes in "Supplemental Information" section at the end of the release.)

* Over 70% of Franklin Templeton's long-term mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended March 31, 2004, and over 90% of the long-term mutual fund assets were in funds ranked in the top two quartiles for the three-, five- and 10-year periods. /3,/4
* Over 90% of Franklin tax-free income mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended March 31, 2004. Furthermore, 90% of Franklin tax-free income mutual fund assets were in funds rated either 4 or 5 stars overall by MORNINGSTAR as of March 31, 2004. /3,/5,/8
* More than 70% of Franklin's equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended March 31, 2004, and over 85% of Franklin equity mutual fund assets were in funds ranked in the top two quartiles for the three-, five- and 10-year periods. /3,/6
* Franklin Income Fund, the company's largest fund with $21 billion in assets, ranked in the top 5% of the LIPPER Income Funds peer group over the one-, three- and five-year periods and ranked in the top third for the 10-year period ended March 31, 2004. The fund, managed by Franklin Advisers, Inc., also received Lipper Leaders awards for Consistent Return, Preservation, and Total Return, and was rated 5 stars overall by MORNINGSTAR among 199 Conservative Allocation funds as of March 31, 2004. /7,/8,/9
* Franklin Flex Cap Growth Fund, managed by Franklin Advisers, Inc., ranked in the top third of the LIPPER Multi-Cap Growth Funds peer group over the one-, three-, five- and 10-year periods ended March 31, 2004. The fund also received a Lipper Leaders award for Consistent Return as of March 31, 2004. /9,/10
* Franklin Small-Mid Cap Growth Fund and Franklin Small Cap Growth Fund II, managed by Franklin Advisers, Inc., ranked in the top two quartiles of the LIPPER Mid-Cap Growth Funds peer group and Small-Cap Growth Funds peer group, respectively, for the one- and three-year periods, and the Franklin Small-Mid Cap Growth Fund ranked in the top quartile for the five- and 10-year periods ended March 31, 2004. The funds also received Lipper Leaders awards for Consistent Return as of March 31, 2004. /9,/11
* Templeton Growth Fund and Templeton World Fund ranked in the top two quartiles of the Lipper Global Funds peer group for the one-year period, and ranked in the top quartile for the three-, five- and 10-year periods ended March 31, 2004. The funds, managed by Templeton Global Advisors Limited, received Lipper Leaders awards for Total Return and were rated 4 stars overall by Morningstar among 283 World Stock funds as of March 31, 2004. /8,/9,/12

Performance quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate with market conditions so that you may have a gain or loss when you sell your shares. Current performance may be lower or higher than performance quoted. Please call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236) or visit franklintempleton.com for most recent month-end performance.


GLOBAL BUSINESS DEVELOPMENTS

* Franklin Templeton's assets under management in Switzerland and Japan crossed the $1 billion and $3 billion marks, respectively.
* Franklin Templeton Investments (India) is now the largest private sector mutual fund group as of March 31, 2004.
* Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Income Fund and Franklin Templeton Hard Currency Fund received awards for delivering consistent returns that put them at the top of their respective peer groups at the 2004 U.S. LIPPER Fund Awards.
* FONDSPROFESSIONELL, the leading IFA magazine in Germany and Austria, ranked Franklin Templeton #1 out of 25 firms for the second consecutive year and additionally recognized the company with the Service-Award 2004 for the third consecutive year. FINANZEN MAGAZINE also named Franklin Templeton as Fund Company of the Year 2003 for the second consecutive year.

* Templeton Emerging Markets Investment Trust (TEMIT) was named Best Large Trust 2003 by INVESTMENT TRUSTS magazine, a UK publication.
*    Franklin  Advisers,   Inc.  was  awarded  the  GLOBAL  INVESTOR  Award  for
     Investment Excellence in U.S. Equities based on a survey of global consultants.
* Franklin Templeton Investments received numerous awards from LIPPER and S&P for outstanding fund performance in Taiwan.
* Franklin Templeton was named among the three most popular fund families among brokers by "kasina".
* Over 1,000 financial advisors attended Franklin Templeton's Chief Investment Officers' conference call, a 20% increase over the previous semi-annual call.


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except assets under           THREE MONTHS ENDED              SIX MONTHS ENDED
management and per share data)                                  MARCH 31                       MARCH 31
                                                      -------------------------------------------------------------
                                                                                %                               %
                                                        2004       2003      CHANGE     2004       2003      CHANGE
                                                        ----       ----      ------     ----       ----      ------
OPERATING REVENUES
Investment management fees                             $499,595   $347,897      44%    $954,103  $699,309       36%
Underwriting and distribution fees                      294,003    194,158      51%     566,755   380,095       49%
Shareholder servicing fees                               61,724     55,315      12%     123,062   103,366       19%
Consolidated sponsored investment products income, net    1,483         --      N/A       1,509        --       N/A
Other, net                                               17,836     15,765      13%      35,381    35,816      (1%)
                                                      -------------------------------------------------------------
TOTAL OPERATING REVENUES                                874,641    613,135      43%   1,680,810 1,218,586      38%
                                                      -------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution                           264,368    173,068      53%     510,247   341,915       49%
Compensation and benefits                               197,139    160,809      23%     386,343   319,927       21%
Information systems, technology and occupancy            68,413     71,404     (4%)     138,061   143,999      (4%)
Advertising and promotion                                31,935     24,226      32%      53,167    46,870       13%
Amortization of deferred sales commissions               24,997     17,040      47%      47,445    33,085       43%
Amortization of intangible assets                         4,401      4,238       4%       8,803     8,472        4%
Provision for governmental investigations, proceedings
  and actions                                            60,000         --      N/A      60,000        --       N/A
September 11, 2001 recovery, net                       (30,277)         --      N/A    (30,277)        --       N/A
Other                                                    28,455     22,644      26%      58,951    45,157       31%
                                                      -------------------------------------------------------------
TOTAL OPERATING EXPENSES                                649,431    473,429      37%   1,232,740   939,425       31%
                                                      -------------------------------------------------------------

OPERATING INCOME                                        225,210    139,706      61%     448,070   279,161       61%
                                                      -------------------------------------------------------------
OTHER INCOME (EXPENSES)

Consolidated sponsored investment products gains, net     5,819         --      N/A       9,819        --       N/A
Investment and other income                              28,946     15,558      86%      45,137    27,861       62%
Interest expense                                        (7,799)    (3,037)     157%    (14,910)   (6,069)      146%
                                                      -------------------------------------------------------------
OTHER INCOME, NET                                        26,966     12,521     115%      40,046    21,792       84%
                                                      -------------------------------------------------------------

Income before taxes on income and cumulative effect
  of an accounting change                               252,176    152,227      66%     488,116   300,953       62%
Taxes on income                                          79,385     42,624      86%     147,808    81,590       81%
                                                      -------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT OF AN ACCOUNTING
  CHANGE, NET OF TAX                                    172,791    109,603      58%     340,308   219,363       55%
Cumulative effect of an accounting change, net of tax        --         --       --       4,779        --       N/A
                                                      -------------------------------------------------------------
NET INCOME                                             $172,791   $109,603      58%    $345,087  $219,363       57%
                                                      =============================================================

BASIC EARNINGS PER SHARE
Income before cumulative effect of an accounting change   $0.69      $0.43      60%       $1.37     $0.85       61%
Cumulative effect of an accounting change                    --         --       --        0.02        --       N/A
                                                      -------------------------------------------------------------
Net income                                                $0.69      $0.43      60%       $1.39     $0.85       64%
                                                      =============================================================

DILUTED EARNINGS PER SHARE
Income before cumulative effect of an accounting change   $0.68      $0.43      58%       $1.35     $0.85       59%
Cumulative effect of an accounting change                    --         --       --        0.02        --       N/A
                                                      -------------------------------------------------------------
Net income                                                $0.68      $0.43      58%       $1.37     $0.85       61%
                                                      =============================================================

DIVIDENDS PER SHARE                                      $0.085     $0.075      13%      $0.170    $0.150       13%
AVERAGE SHARES OUTSTANDING (in thousands)
     Basic                                              249,549    257,023     (3%)     248,649   257,315      (3%)
     Diluted                                            252,823    257,654     (2%)     251,588   257,918      (2%)



FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except assets under           THREE MONTHS ENDED             SIX MONTHS ENDED
management and per share data)                                  MARCH 31                      MARCH 31
                                                      -------------------------------------------------------------
                                                                                %                              %
                                                        2004       2003      CHANGE     2004       2003     CHANGE
                                                        ----       ----      ------     ----       ----      ------
OPERATING MARGIN /1                                         26%        23%       --         27%       23%       --
ASSETS UNDER MANAGEMENT (in millions)
Beginning of period                                    $336,721   $257,735      31%    $301,857  $247,760      22%
    Sales                                                25,832     17,619      47%      49,661    34,743      43%
    Reinvested distributions                                900        630      43%       2,820     2,067      36%
    Redemptions                                        (19,355)   (15,136)      28%    (35,803)  (31,171)      15%
    Distributions                                       (1,379)    (1,157)      19%     (4,038)   (3,252)      24%
    Acquisitions                                             --         --       --         878        --      N/A
    Appreciation/(depreciation)                           8,923    (7,313)      N/A      36,267     2,231    1526%
END OF PERIOD                                          $351,642   $252,378      39%    $351,642  $252,378      39%
SIMPLE MONTHLY AVERAGE FOR PERIOD                      $345,740   $255,056      36%    $331,599  $254,551      30%



/1 Operating margin: Operating income divided by total operating revenues.

FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
per share data)                                                  THREE MONTHS ENDED
                                           31-MAR-04 31-DEC-03  % CHANGE  30-SEP-03  30-JUN-03   31-MAR-03
OPERATING REVENUES
Investment management fees                  $499,595  $454,508       10%   $411,469   $376,553    $347,897
Underwriting and distribution fees           294,003   272,752        8%    238,947    225,632     194,158
Shareholder servicing fees                    61,724    61,338        1%     56,429     57,430      55,315
Consolidated sponsored investment products
  income, net                                  1,483        26    5,604%         93         --          --
Other, net                                    17,836    17,545        2%     15,017     24,292      15,765
                                          -----------------------------------------------------------------
TOTAL OPERATING REVENUES                     874,641   806,169        8%    721,955    683,907     613,135
                                          -----------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution                264,368   245,879        8%    211,857    207,071     173,068
Compensation and benefits                    197,139   189,204        4%    166,725    163,230     160,809
Information systems, technology and
  occupancy                                   68,413    69,648      (2%)     70,871     70,459      71,404
Advertising and promotion                     31,935    21,232       50%     23,248     22,281      24,226
Amortization of deferred sales commissions    24,997    22,448       11%     21,257     19,159      17,040
Amortization of intangible assets              4,401     4,402        --      4,245      4,244       4,238
Provision for governmental investigations,
  proceedings and actions                     60,000        --       N/A         --         --          --
September 11, 2001 recovery, net            (30,277)        --       N/A    (4,401)         --          --
Other                                         28,455    30,496      (7%)     28,613     28,088      22,644
                                          -----------------------------------------------------------------
TOTAL OPERATING EXPENSES                     649,431   583,309       11%    522,415    514,532     473,429
                                          -----------------------------------------------------------------

OPERATING INCOME                             225,210   222,860        1%    199,540    169,375     139,706
                                          -----------------------------------------------------------------

OTHER INCOME (EXPENSES)
Consolidated sponsored investment products
  gains, net                                   5,819     4,000       45%      1,645         --          --
Investment and other income                   28,946    16,191       79%     20,116     22,415      15,558
Interest expense                             (7,799)   (7,111)       10%    (7,105)    (6,736)     (3,037)
                                          -----------------------------------------------------------------
OTHER INCOME, NET                             26,966    13,080      106%     14,656     15,679      12,521
                                          -----------------------------------------------------------------

Income before taxes on income and
  cumulative effect of an accounting change  252,176   235,940        7%    214,196    185,054     152,227
Taxes on income                               79,385    68,423       16%     62,117     53,666      42,624
                                          -----------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT OF AN
  ACCOUNTING CHANGE, NET OF TAX              172,791   167,517        3%    152,079    131,388     109,603
Cumulative effect of an accounting change,
  net of tax                                      --     4,779    (100%)         --         --          --
                                          -----------------------------------------------------------------
NET INCOME                                  $172,791  $172,296        --   $152,079   $131,388    $109,603
                                          =================================================================

BASIC EARNINGS PER SHARE
Income before cumulative effect of an
  accounting change                            $0.69     $0.68        1%      $0.61      $0.52       $0.43
Cumulative effect of an accounting change         --      0.02    (100%)         --         --          --
                                          -----------------------------------------------------------------
Net income                                     $0.69     $0.70      (1%)      $0.61      $0.52       $0.43
                                          =================================================================

DILUTED EARNINGS PER SHARE
Income before cumulative effect of an
  accounting change                            $0.68     $0.67        1%      $0.61      $0.52       $0.43
Cumulative effect of an accounting change         --      0.02    (100%)         --         --          --
                                          -----------------------------------------------------------------
Net income                                     $0.68     $0.69      (1%)      $0.61      $0.52       $0.43
                                          =================================================================

DIVIDENDS PER SHARE                           $0.085    $0.085        --     $0.075     $0.075      $0.075

FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
Per share data)
                                                                 THREE MONTHS ENDED

                                                                     %
                                           31-MAR-04 31-DEC-03  CHANGE  30-SEP-03   30-JUN-03    31-MAR-03
                                           --------- ---------  ------  ---------   ---------    ---------
AVERAGE SHARES OUTSTANDING (in thousands)
     Basic                                   249,549   247,758      1%    247,761     252,633      257,023
     Diluted                                 252,823   250,234      1%    249,263     253,254      257,654

OPERATING MARGIN /2                              26%       28%      --        28%         25%          23%

EMPLOYEES                                      6,484     6,462      --      6,504       6,540        6,619
BILLABLE SHAREHOLDER ACCOUNTS (in millions)     16.0      15.1      6%       14.2        15.2         14.3


2 Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)

                                                           PRELIMINARY
                                                             MARCH 31,   SEPTEMBER 30,
                                                                  2004            2003
                                                                  ----            ----
ASSETS
Current assets                                              $3,514,651      $2,968,827
Banking/ finance assets                                      1,001,222         918,425
Non-current assets                                           3,352,136       3,083,497
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                $7,868,009      $6,970,749
---------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                           $739,082        $488,526
Banking/ finance liabilities                                   843,419         801,980
Non-current liabilities                                      1,422,615       1,344,791
---------------------------------------------------------------------------------------
Total liabilities                                            3,005,116       2,635,297
Minority interest                                               62,040          25,344
Total stockholders' equity                                   4,800,853       4,310,108
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $7,868,009      $6,970,749
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      249,934         245,932
---------------------------------------------------------------------------------------



ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                             31-MAR-04    31-DEC-03   30-SEP-03   30-JUN-03   31-MAR-03
                                        -------------------------------------------------------------
      EQUITY
                   Global/international      $126.7       $118.5       $99.8       $91.6       $75.7
                   Domestic (U.S.)             66.0         63.6        55.4        50.7        42.7
                                        -------------------------------------------------------------
                   Total equity               192.7        182.1       155.2       142.3       118.4
                                        -------------------------------------------------------------

      HYBRID/BALANCED                          54.1         51.1        45.8        42.8        37.4

      FIXED-INCOME
                   Tax-free                    53.0         52.4        52.2        53.6        52.3
                   Taxable:
                      Domestic (U.S.)          32.4         32.2        31.1        31.4        29.4
                      Global/international     13.6         13.1        11.8        10.9         9.4
                                        -------------------------------------------------------------
                   Total fixed-income          99.0         97.7        95.1        95.9        91.1
                                        -------------------------------------------------------------

      MONEY MARKET                              5.8          5.8         5.8         6.0         5.5

                                        -------------------------------------------------------------
TOTAL ENDING ASSETS                          $351.6       $336.7      $301.9      $287.0      $252.4
                                        -------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                $345.7       $318.7      $294.0      $272.2      $255.1
                                        =============================================================

ASSETS UNDER MANAGEMENT & FLOWS
(in billions)                                                THREE MONTHS ENDED
                                          31-MAR-04    31-DEC-03    % CHANGE   31-MAR-03   % CHANGE
                                          ---------    ---------    --------   ---------   --------
BEGINNING ASSETS UNDER MANAGEMENT            $336.7       $301.9         12%      $257.7        31%
     U.S. RETAIL ASSETS
       Beginning assets                      $208.0       $188.0         11%      $162.7        28%
       ---------------------------------------------------------------------------------------------
       Sales                                   14.5         13.4          8%         9.2        58%
       Reinvested distributions                 0.7          1.7       (59%)         0.6        17%
       Redemptions                            (9.1)        (8.4)          8%       (7.7)        18%
       Distributions                          (1.2)        (2.3)       (48%)       (1.1)         9%
       Acquisitions                              --           --          --          --         --
       Appreciation/(depreciation)              5.6         15.6       (64%)       (3.3)        N/A
       ---------------------------------------------------------------------------------------------
       Ending assets                          218.5        208.0          5%       160.4        36%
       ---------------------------------------------------------------------------------------------
     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning assets                      $128.7       $113.9         13%       $95.0        35%
       ---------------------------------------------------------------------------------------------
       Sales                                   11.3         10.4          9%         8.4        35%
       Reinvested distributions                 0.2          0.2          --          --        N/A
       Redemptions                           (10.2)        (8.0)         28%       (7.4)        38%
       Distributions                          (0.2)        (0.4)       (50%)          --        N/A
       Acquisitions                              --          0.9      (100%)          --         --
       Appreciation/(depreciation)              3.3         11.7       (72%)       (4.0)        N/A
       ---------------------------------------------------------------------------------------------
       Ending assets                          133.1        128.7          3%        92.0        45%
       ---------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $351.6       $336.7          4%      $252.4        39%
TOTAL ASSETS UNDER MANAGEMENT
         BEGINNING ASSETS                    $336.7       $301.9         12%      $257.7        31%
         --------------------------------------------------------------------------------------------
         Sales                                 25.8         23.8          8%        17.6        47%
         Reinvested distributions               0.9          1.9       (53%)         0.6        50%
         Redemptions                         (19.3)       (16.4)         18%      (15.1)        28%
         Distributions                        (1.4)        (2.7)       (48%)       (1.1)        27%
         Acquisitions                            --          0.9      (100%)          --         --
         Appreciation/(depreciation)            8.9         27.3       (67%)       (7.3)        N/A
         --------------------------------------------------------------------------------------------
         ENDING ASSETS                       $351.6       $336.7          4%      $252.4        39%
         --------------------------------------------------------------------------------------------

Note:  Institutional assets totaling  approximately $26.7 billion are invested in U.S. retail fund and annuity products and are disclosed in U.S. retail assets in the above table.  Total  institutional  and high net-worth assets at March 31, 2004, were  approximately  $117.0 billion,  of which high net-worth assets comprised $11.1 billion.


ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
THREE MONTHS ENDED                                              31-MAR-04  31-DEC-03   31-MAR-03
------------------                                              ---------  ---------   ---------
GLOBAL/INTERNATIONAL EQUITY
       Beginning assets                                            $118.5      $99.8       $81.4
       ------------------------------------------------------------------------------------------
       Sales                                                          9.9        8.8         5.4
       Reinvested distributions                                       0.2        0.9          --
       Redemptions                                                  (6.4)      (5.6)       (4.6)
       Distributions                                                (0.2)      (1.1)          --
       Acquisitions                                                    --        0.3          --
       Appreciation/(depreciation)                                    4.7       15.4       (6.5)
       ------------------------------------------------------------------------------------------
       Ending assets                                                126.7      118.5        75.7
       ------------------------------------------------------------------------------------------
DOMESTIC (U.S.) EQUITY
       Beginning assets                                              63.6       55.4        43.5
       ------------------------------------------------------------------------------------------
       Sales                                                          4.3        4.1         2.3
       Reinvested distributions                                        --        0.2          --
       Redemptions                                                  (3.9)      (2.8)       (2.1)
       Distributions                                                   --      (0.3)          --
       Acquisitions                                                    --         --          --
       Appreciation/(depreciation)                                    2.0        7.0       (1.0)
       ------------------------------------------------------------------------------------------
       Ending assets                                                 66.0       63.6        42.7
       ------------------------------------------------------------------------------------------
HYBRID/BALANCED
       Beginning assets                                              51.1       45.8        38.3
       ------------------------------------------------------------------------------------------
       Sales                                                          3.7        3.3         1.9
       Reinvested distributions                                       0.2        0.3         0.1
       Redemptions                                                  (1.2)      (1.0)       (1.2)
       Distributions                                                (0.3)      (0.4)       (0.2)
       Acquisitions                                                    --         --          --
       Appreciation/(depreciation)                                    0.6        3.1       (1.5)
       ------------------------------------------------------------------------------------------
       Ending assets                                                 54.1       51.1        37.4
       ------------------------------------------------------------------------------------------
TAX-FREE INCOME
       Beginning assets                                              52.4       52.2        52.1
       ------------------------------------------------------------------------------------------
       Sales                                                          1.4        1.2         1.4
       Reinvested distributions                                       0.3        0.3         0.4
       Redemptions                                                  (1.5)      (1.5)       (1.4)
       Distributions                                                (0.6)      (0.6)       (0.6)
       Acquisitions                                                    --         --          --
       Appreciation                                                   1.0        0.8         0.4
       ------------------------------------------------------------------------------------------
       Ending assets                                                 53.0       52.4        52.3
       ------------------------------------------------------------------------------------------
TAXABLE FIXED-INCOME
       Beginning assets                                              45.3       42.9        36.4
       ------------------------------------------------------------------------------------------
       Sales                                                          4.3        4.1         4.3
       Reinvested distributions                                       0.2        0.2         0.1
       Redemptions                                                  (3.9)      (3.2)       (2.9)
       Distributions                                                (0.3)      (0.3)       (0.3)
       Acquisitions                                                    --        0.6          --
       Appreciation                                                   0.4        1.0         1.2
       ------------------------------------------------------------------------------------------
       Ending assets                                                 46.0       45.3        38.8
       ------------------------------------------------------------------------------------------
MONEY MARKET
       Beginning assets                                               5.8        5.8         6.0
       ------------------------------------------------------------------------------------------
       Sales                                                          2.2        2.3         2.3
       Reinvested distributions                                        --         --          --
       Redemptions                                                  (2.4)      (2.3)       (2.9)
       Distributions                                                   --         --          --
       Acquisitions                                                    --         --          --
       Appreciation                                                   0.2         --         0.1
       ------------------------------------------------------------------------------------------
       Ending assets                                                  5.8        5.8         5.5
       ------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                     $351.6     $336.7      $252.4

CONFERENCE CALL INFORMATION
---------------------------

     On Thursday, April 22, 2004, Franklin Resources, Inc., [NYSE:BEN] will release its second fiscal quarter 2004 financial results. Martin Flanagan and Greg Johnson, co-CEOs of Franklin Resources, Inc., will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts' questions.
     Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 574-4065 in the U.S. or
(706) 679-3804 internationally.
     A replay of the call will be archived on franklintempleton.com through April 29, 2004. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code #6656313, after 5:30 p.m. Eastern Time on April 22, 2004, through 11:59 p.m. Eastern Time on April 29, 2004.
     Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-3395.
     Franklin Resources, Inc. [NYSE:BEN], is a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and over $351 billion in assets under management as of March 31, 2004. For more information, please call 1-800/DIAL BEN(R) or visit franklintempleton.com.


SUPPLEMENTAL INFORMATION

Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S. Franklin Templeton fund, an investor should talk to their financial advisors or call Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing.


     1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
     2. MORNINGSTAR ratings and LIPPER rankings for Franklin Templeton funds are based on Class A shares, with the exception of LIPPER rankings for Mutual Series funds, which are based on Class Z shares. Class Z shares are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A (Class
          Z) asset data is based on 2/29/04 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary.
     3. LIPPER calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. LIPPER tracks 129 peer groups of long-term U.S. retail mutual funds, and the groups vary in size from 4 to 1064. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
     4. Source: LIPPER(R) Inc., 3/31/04. Of the eligible Franklin Templeton long-term mutual funds tracked by LIPPER, 40, 51, 49 and 26 funds ranked in the top quartile and 24, 22, 23 and 28 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
     5. Source: LIPPER(R) Inc., 3/31/04. Of the eligible Franklin Templeton non-money market tax-free funds tracked by LIPPER, 27, 24, 20 and 14 funds ranked in the top quartile and 5, 9, 11 and 16 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups. Source:
          MORNINGSTAR(C) 3/31/04. Two tax-free mutual funds received 5 stars, 22 received 4 stars, and nine received 3 stars.

     6. Source: LIPPER(R) Inc., 3/31/04. Of the eligible Franklin equity funds tracked by LIPPER, 5, 10, 14 and 3 funds ranked in the top quartile and 11, 7, 5 and 8 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
     7. Source: LIPPER(R) Inc., 3/31/04. Franklin Income Fund Class A ranked 8 in a universe of 159 funds in LIPPER'S "Income Funds" group for the one-year period, 5 of 108 for the three-year period, 2 of 78 for the five-year period and 6 of 19 for the 10-year period.
     8. Source: MORNINGSTAR(C)3/31/04. For each fund with at least a three-year history, MORNINGSTAR calculates a MORNINGSTAR Rating based on a MORNINGSTAR Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) THE OVERALL MORNINGSTAR RATING FOR A FUND IS DERIVED FROM A WEIGHTED-AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE-, FIVE- AND 10-YEAR (IF APPLICABLE) MORNINGSTAR RATING METRICS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 199; 146; 40 Conservative Allocation funds for the respective 3-, 5- and 10-year periods ended 3/31/04, as applicable. For the 3-, 5- and 10-year periods ended
          3/31/04, the MORNINGSTAR ratings were: Franklin Income Fund 5, 5, 4. The following funds were rated against 283; 215; 62 World Stock funds for the respective 3-, 5- and 10-year periods ended 3/31/04, as applicable. For the 3-, 5- and 10-year periods ended 3/31/04, the MORNINGSTAR ratings were: Templeton Growth Fund 4, 4, 4 and Templeton World Fund 4, 4, 4.
     9. Source: LIPPER(R) Inc., 3/31/04. A LIPPER LEADERS DISTINCTION DOES NOT IMPLY THAT A FUND NAMED AS A LIPPER LEADER HAD THE BEST PERFORMANCE IN ITS CATEGORY. Lipper Leaders Awards are based on Class A shares. LIPPER ratings for Consistent Return reflect funds' historical risk-adjusted returns, adjusted for volatility, relative to peers. LIPPER ratings for Total Return reflect funds' historical total return performance relative to peers. LIPPER ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. THE LIPPER RATINGS ARE SUBJECT TO CHANGE EVERY MONTH AND ARE BASED ON AN EQUAL-WEIGHTED AVERAGE OF PERCENTILE RANKS FOR THE CONSISTENT RETURN, TOTAL RETURN AND PRESERVATION METRICS OVER THREE-, FIVE-, AND 10-YEAR PERIODS (IF APPLICABLE). 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. Franklin Flex Cap Growth Fund, in LIPPER'S Multi-Cap Growth classification, received the following ratings for the 3-, 5-, and 10-year periods respectively: Consistent Return: Lipper Leader [313], Lipper Leader [184], Lipper Leader [57]. Franklin Small-Mid Cap Growth Fund, in LIPPER'S Mid-Cap Growth classification, received the following  ratings for the 3-, 5-, and 10-year  periods  respectively:
          Consistent Return: Lipper Leader [392], Lipper Leader [242], Lipper Leader [78]. Franklin Small Cap Growth Fund II, in LIPPER'S Small-Cap Growth classification, received the following rating for the 3-year period: Consistent Return: 2 [386]. Franklin Income Fund, in LIPPER'S Income classification, received the following ratings for the 3-, 5-, and 10-year periods respectively: Consistent Return: Lipper Leader [105], Lipper Leader [77], 2 [16]; Preservation (in Mixed Equity asset class): 2 [936], Lipper Leader [745], Lipper Leader [261]; Total
          Return: Lipper Leader [108], Lipper Leader [78], 2 [19]. Templeton Growth Fund, in LIPPER'S Global classification, received the following ratings for the 3-, 5-, and 10-year periods respectively: Total
          Return: Lipper Leader [254], Lipper Leader [180], Lipper Leader [49]. Templeton World Fund, in LIPPER'S Global classification, received the following ratings for the 3-, 5-, and 10-year periods respectively:
          Total Return: Lipper Leader [254], 2 [180], 2 [49]. LIPPER ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2003, Reuters, All Rights Reserved.
     10. Source: LIPPER(R) Inc., 3/31/04. Franklin Flex Cap Growth Fund Class A ranked 113 in a universe of 422 funds in LIPPER'S "Multi-Cap Growth Funds" group for the one-year period, 39 of 340 for the three-year period, 12 of 191 for the five-year period and 4 of 70 for the 10-year period.
     11. Source: LIPPER(R) Inc., 3/31/04. Franklin Small-Mid Cap Growth Fund Class A ranked 227 in a universe of 497 funds in LIPPER'S "Mid-Cap Growth Funds" group for the one-year period, 170 of 399 for the three-year period, 61 of 249 for the five-year period and 14 of 92 for the 10-year period. Franklin Small Cap Growth Fund II Class A ranked 146 in a universe of 488 funds in LIPPER'S "Small-Cap Growth Funds" group for the one-year period and 139 of 406 for the three-year period.
     12. Source: LIPPER(R) Inc., 3/31/04. Templeton Growth Fund Class A ranked 124 in a universe of 322 funds in LIPPER'S "Global Funds" group for the one-year period, 20 of 254 for the three-year period, 18 of 180 for the five-year period and 7 of 49 for the 10-year period. Templeton World Fund Class A ranked 93 in a universe of 322 funds in LIPPER'S "Global Funds" group for the one-year period, 30 of 254 for the three-year period, 38 of 180 for the five-year period and 10 of 49 for the 10-year period.

FORWARD-LOOKING STATEMENTS
--------------------------

Statements in this press release regarding Franklin Resources, Inc.'s business, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2003, and Franklin's most recent Form 10-Q.


     * Governmental investigations, ongoing and proposed governmental actions, and regulatory examinations of the company and its business activities as described in more detail in the company's press releases and regulatory filings as well as civil litigation arising out of or related to such matters could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
     * Regulatory or legislative actions and reforms, particularly those specifically focused on the mutual fund industry, could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
     * Volatility in the equity markets may cause the levels of our assets under management to fluctuate significantly.
     * Weak market conditions may lower our assets under management and reduce our revenues and income.
     *    We  face  strong   competition  from  numerous  and  sometimes  larger
          companies.
     * Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
     * We face risks associated with conducting operations in numerous foreign countries.
     * Certain of the portfolios we manage, including our emerging market portfolios and related revenues, are vulnerable to market-specific political or economic risks.
     * Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
     * Technology and operating risk and limitations could constrain our operations.

                                      # # #